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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2004


                          DVI Receivables XIX, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)


       DELAWARE                   333-74901-03                54-2107799
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   State or Other                 (Commission                (IRS Employer
Jurisdiction of Formation)        File Number)          Identification Number)


                       2500 YORK ROAD, JAMISON, PA  18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On April 22, 2004, U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XIX, L.L.C. (the "Noteholders) provided the Noteholders with a notice (the "Notice") disclosing an errant distribution of funds as provided in the monthly servicer report for the payment date April 12, 2004, to the holders of the Class B, Class C, Class D and Class E that should have instead been applied to the payment of principal on the Class A Notes. The Notice is attached hereto as Exhibit 99.1.

On April 27, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS"), as servicer, made available to the Trustee, a revised servicer report for the payment date April 12, 2004 attached hereto as Exhibit 99.2 (the "Revised April Report") that reflects the revised information.

USBPS has certified to the Revised April Report. The Revised April Report has not been approved by any third party, including the Trustee.

ITEM 7.  Financial Statements and Exhibits

         (a)  Exhibits

              99.1 - Notice to Holders of Notes Issued By: DVI Receivables XIX
                     L.L.C., dated April 22, 2004.

              99.2 - Revised DVI Receivables XIX, L.L.C. 2003-1 Servicer Report
                     for the Payment Date April 12, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  DVI Receivables XIX, L.L.C.,
                                                  by its Managing Member,
                                                  DVI Receivables Corp. VIII


                                                  By:    /s/ Andrew Stearns
                                                     ---------------------------
                                                       Andrew Stearns
                                                       Vice President


Dated May 12, 2004